                                                                 Exhibit 10.7


                         AMENDMENT NO. 4 TO AMENDED AND
                         RESTATED STOCKHOLDERS AGREEMENT

          AMENDMENT NO. 4 dated and effective as of September 1, 2000, to Amended and Restated Stockholders Agreement dated as of April 30, 1998 by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the "Company"), and the Stockholders of the Company referred to therein, as amended by Amendment No. 1 dated as of May 14, 1998, Amendment No. 2 dated as of July 21, 1998 and Amendment No. 3 dated as of January 31, 2000 (the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

          Article 8 of the Stockholders Agreement provides that upon the consummation of an Initial Public Offering, the Stockholders Agreement will terminate, except for certain specified provisions, including Article 6 which provides for certain demand and piggyback registration rights and certain obligations in connection therewith.

          The Company consummated an Initial Public Offering on May 2, 2000, and the Company and the Stockholders who or which have executed this Amendment No. 4 desire to amend certain surviving provisions of the Stockholders Agreement as provided herein.

          This Amendment No. 4 has been duly executed by the Company and by Stockholders holding the requisite number of shares of Common Stock required by
Section 9.2 of the Stockholders Agreement.

          In consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. AMENDMENT OF SECTION 6.1 (K). Section 6.1(k) of the Stockholders Agreement is hereby amended in its entirety to read as follows:

          "(k) Notwithstanding the foregoing, in the event that the Company intends to commence a public offering of securities and the Board, with the concurrence of a majority of directors who are not employees of the Company, determines that a registration request under this Section 6.1 should be deferred, the Company shall so notify the holders of Registrable Securities in writing and such holders shall be deemed to have waived their rights to demand registration under this Section 6.1 for a period of 120 days following such notice."

          2. DELETION OF SECTION 6.3(C). Section 6.3(c) is hereby deleted in its entirety, and, solely to preserve the correctness of prior numbering and cross-references to other Sections of the Stockholders Agreement, the following is inserted in lieu thereof:

          "(c) [Intentionally omitted]"

          3. AMENDMENT OF DEFINITION OF "REGISTRABLE SECURITIES". For all purposes of the Stockholders Agreement, clause (ii) of the second sentence of the definition of "Registrable Securities" shall be amended to read as follows:

          "(ii) they shall have been transferred pursuant to Rule 144 or are eligible to be transferred pursuant to Rule 144(k) or any successor provision,"

          4. AMENDMENT OF SECTION 8.1(C). Section 8.1(c) of the Stockholders Agreement is hereby amended in its entirety to read as follows:

          "(c) The provisions set forth in Article 6, this Section 8.1(c) and
               Article 9 shall survive the termination of Agreement, provided, however, that at the close of business on September 1, 2000,
               Section 6.2, and all rights and obligations thereunder, shall automatically terminate and be of no further force or effect."

          5. AMENDMENT OF SECTION 9.1. Section 9.1 of the Stockholders Agreement is hereby amended in its entirety to read as follows:

          "Section 9.1 SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement, to the extent still in effect, shall be binding upon, and shall inure solely to the benefit of and be enforceable solely by, the parties hereto (including any nominee of a Stockholder which holds Common Stock in its name which is beneficially owned by such Stockholder), except that the rights of a Stockholder under Article 6 shall be assignable to an Affiliate of such Stockholder to whom or which a Stockholder has transferred Registrable Securities (if and for so long as such Affiliate continues to hold Registrable Securities), provided the transferring Stockholder has notified the Company in writing of such transfer and such Affiliate has agreed in writing with the Company to be bound by this Agreement to the extent still in effect. Any breach of any of the terms or provisions of this Agreement by a nominee of any Stockholder shall be deemed a breach of this Agreement by such Stockholder."

          6. AMENDMENT OF SECTION 9.2. The first paragraph of Section 9.2 of the Stockholders Agreement is hereby amended in its entirety to read as follows:

               "(a) This Agreement may be amended only by a written instrument duly executed by (i) the Company and (ii) Stockholders who own at least 66_% of the Registrable Securities, provided that notwithstanding the foregoing, without the prior consent or approval of the holders of a majority of the Registrable Securities consisting of shares of Common Stock into which the shares of Series E Preferred Stock were converted upon consummation of the Company's Initial Public Offering (the holders of such Registrable Securities being referred to as the "Series E Pre-IPO Preferred Stockholders"), this Agreement may not be amended if such proposed amendment affects the rights under this Agreement (to the extent still in effect) of the Series E Pre-IPO Preferred Stockholders who hold Registrable Securities but does not so affect the rights of Stockholders holding Registrable Securities consisting of shares of Common Stock into which shares of Series C Preferred Stock or Series D Preferred Stock were converted upon consummation of the Company's Initial Public Offering."

          7. COUNTERPARTS. This Amendment No. 4 may be signed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to the Amended and Restated Stockholders Agreement as of the date first written above.

                             PRAECIS PHARMACEUTICALS
                              INCORPORATED

                             By    /s/ Malcom L. Gefter
                                 ---------------------------------
                                 Name:
                                 Title:


                                   /s/ Malcom L. Gefter
                               ---------------------------------
                               Malcolm L. Gefter

                             ETHAN R. SIGNER AND LAURA KARP



                             By    /s/ Ethan R. Signer
                               ---------------------------------
                               Ethan R. Signer



                             By    /s/ Laura Karp
                               ---------------------------------
                               Laura Karp



                                   /s/ A. Donny Strosberg
                               ---------------------------------
                               A. Donny Strosberg

                             MASSACHUSETTS INSTITUTE OF TECHNOLOGY



                             By    /s/ Allan S. Bufferd
                               ---------------------------------
                                 Name:    Allan S. Bufferd
                                 Title:   Treasurer

                             CANAAN VENTURES II LIMITED
                              PARTNERSHIP

                             By:  Canaan Venture Partners II L.P.


                             By    /s/ Harry T. Rein
                               ---------------------------------
                                 Name:    Harry T. Rein
                                 Title:   Managing General Partner


                             CANAAN VENTURES II OFFSHORE
                              C.V.

                             By:  Canaan Venture Partners II L.P.

                             By    /s/ Harry T. Rein
                               ---------------------------------
                                 Name:    Harry T. Rein
                                 Title:   Managing General Partner


                             CHASE VENTURE CAPITAL
                              ASSOCIATES, LLC

                             By:  CHASE CAPITAL PARTNERS
                                  Its General Partner

                             By    /s/ Damion E. Wicker
                               ---------------------------------
                                 Name: Damion E. Wicker, M.D.
                                 Title: General Partner

                             GREYLOCK LIMITED PARTNERSHIP


                             By    /s/ Henry F. McCance
                               ---------------------------------
                                 Name:
                                 Title:

                             HIGHLAND CAPITAL PARTNERS II
                              LIMITED PARTNERSHIP

                             By:  Highland Management Partners II Limited
                                      Partnership
                                      Its General Partner


                             By    /s/ Wycliffe K. Grousbeck
                               ---------------------------------
                                 Name:    Wycliffe K. Grousbeck
                                 Title:

                             1985-1 WHITNEY TRUST, LLC


                             By    /s/ Sandra T. Cargill
                               ---------------------------------
                                 Name:    Sandra T. Cargill
                                 Title:   Manager

                             1985-2 WHITNEY TRUST, LLC


                             By    /s/ Sandra T. Cargill
                               ---------------------------------
                                 Name:    Sandra T. Cargill
                                 Title:   Manager

                             WHITNEY ARTICLE 17 LLC


                             By    /s/ Sandra T. Cargill
                               ---------------------------------
                                 Name:    Sandra T. Cargill
                                 Title:   Manager

                             APHRODITE ASSOCIATES
                             US TRUST COMPANY OF NEW YORK,
                             AGENT

                             By    /s/ Sandra T. Cargill
                               ---------------------------------
                                 Name:    Sandra T. Cargill
                                 Title:   Managing Director

                             WHITNEY 1990 EQUITY FUND, L.P.


                             By    /s/ William Laverack, Jr.
                               ---------------------------------
                                 Name:    William Laverack, Jr.
                                 Title:   General Partner




                                 /s/ Sherryl W. Hossack
                               ---------------------------------
                               Ronald L. Perkins
                                      By Sherryl W. Hossack
                                      Under Power of Attorney




                                  /s/ James C. Gaither
                               ---------------------------------
                               James C. Gaither

                               SUTTER HILL VENTURES


                             By    /s/ G. Leonard Baker, Jr.
                               ---------------------------------
                                 Name:    G. Leonard Baker, Jr.
                                 Title:   Managing Director of the
                                          General Partner


                                   /s/  G. Leonard Baker, Jr.
                               ---------------------------------
                               G. Leonard Baker, Jr.

                               SAUNDERS HOLDINGS, L.P.


                             By    /s/ G. Leonard Baker, Jr.
                               ---------------------------------
                                 Name:    G. Leonard Baker, Jr.
                                 Title:   General Partner

                             WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO G. Leonard Baker, Jr.


                              By   /s/  Evan Hodgens
                               ---------------------------------
                                 Name:    Evan Hodgens
                                 Title:   Vice President


                                   /s/ David L. Anderson
                               ---------------------------------
                               David L. Anderson

                               DAVID L. ANDERSON, TRUSTEE OF
                               THE ANDERSON LIVING TRUST,
                               1/22/98


                             By    /s/ David L. Anderson
                               ---------------------------------
                                 Name:    David L. Anderson
                                 Title:   Trustee

                             WELLS FARGO BANK, TRUSTEE
                             SHV M/P/T FBO David Anderson


                             By
                               ---------------------------------
                                 Name:
                                 Title:

                             PAUL M. WYTHES AND MARSHA R.
                              WYTHES, TRUSTEES OF THE
                             WYTHES LIVING TRUST 7/21/87


                             By    /s/ Paul M. Wythes
                               ---------------------------------
                                 Name:    Paul M. Wythes
                                 Title:   Trustee

                             THE WYTHES 1999
                             GRANDCHILDRENS' TRUST,
                             JENNIFER W. VETTEL, PAUL M.
                             WYTHES, JR. AND LINDA W. KNOLL,
                             TRUSTEES


                             By    /s/ Sherryl W. Hossack
                               ---------------------------------
                                 Name:
                                 Title:
                                     By Sherryl W. Hossack
                                     Under Power of Attorney

                             TOW PARTNERS


                             By    /s/ Paul M. Wythes
                               ---------------------------------
                                 Name:    Paul M. Wythes
                                 Title:   General Partner


                                   /s/ William H. Younger, Jr.
                               ---------------------------------
                               William H. Younger, Jr.

                               WILLIAM H. YOUNGER, JR.
                                TRUSTEE OF THE YOUNGER LIVING
                                TRUST 1/20/95


                             By  /s/ William H. Younger, Jr.
                               ---------------------------------
                                 Name:  William H. Younger, Jr.
                                 Title: Trustee


                                   /s/ Tench Coxe
                               ---------------------------------
                               Tench Coxe

                             TENCH COXE, TRUSTEE OF THE
                             COXE/OTUS REVOCABLE TRUST,
                             4/23/98

                             By    /s/ Tench Coxe
                               ---------------------------------
                                 Name:    Tench Coxe
                                 Title:   Trustee

                             SUTTER HILL ENTREPRENEURS FUND
                             (AI), LP


                             By    /s/ G. Leonard Baker, Jr.
                               ---------------------------------
                                 Name:    G. Leonard Baker, Jr.
                                 Title:   Managing Director of the
                                          General Partner

                             SUTTER HILL ENTREPRENEURS FUND
                             (QP), LP


                             By    /s/  G. Leonard Baker, Jr.
                               ---------------------------------
                                 Name:  G. Leonard Baker, Jr.
                                 Title: Managing Director of the
                                        General Partner

                             VULCAN VENTURES, INC.


                             By    /s/ William D. Savoy
                               ---------------------------------
                                 Name:    William D. Savoy
                                 Title:   President

                                              *
                               ---------------------------------
                               Albert L. Zesiger

                             CITY OF STAMFORD FIREMEN'S
                              PENSIONS FUND


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:


                             DEAN WITTER FOUNDATION


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:


                                             *
                               ---------------------------------
                               Susan U. Halpern


                             FERRIS F. HAMILTON FAMILY TRUST


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:


                             HBL CHARITABLE UNITRUST


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:


                                             *
                               ---------------------------------
                               William B. Lazar


                                             *
                               ---------------------------------
                               Jeanne Morency

                                             *
                               ---------------------------------
                               Helen Hunt


                                             *
                               ---------------------------------
                               Leonard Kingsley

                               WOLFSON INVESTMENT PARTNERS
                               LP


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             MARY ANN HAMILTON TRUST


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             MORGAN TRUST CO. OF THE
                              BAHAMAS LTD.


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             NORWALK EMPLOYEE PENSION FUND


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             ROANOKE COLLEGE


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             STATE OF OREGON PERS/ZCG

                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             TAB PRODUCTS COMPANY
                              PENSION FUND


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             THE BREARLEY SCHOOL
                                 ENDOWMENT FUND


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             THE JENNIFER ALTMAN FOUNDATION


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             WELLS FAMILY LLC


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             TRUSTEES OF AMHERST COLLEGE


                             By              *
                               ---------------------------------
                                 Name:
                                 Title:

                             CITY OF MILFORD PENSION &
                              RETIREMENT FUND

                             By              *
                               ---------------------------------
                                 Name:
                                 Title:


                             PUBLIC EMPLOYEE RETIREMENT
                              SYSTEM OF IDAHO


* = ZESIGER CAPITAL GROUP LLC
AGENT & ATTORNEY-IN-FACT

By /s/ Albert L. Zesiger      By            *
  ----------------------        --------------------------------
Name:  Albert L. Zesiger          Name:
                                  Title:

                             VAN LOBEN SELS FOUNDATION


                             By    /s/ Toni Rembe
                               ---------------------------------
                                 Name:    Toni Rembe
                                 Title:   President

                             WARREN INVESTMENT GROUP LTD. LLC


                             By    /s/ Stephen R. Lippy
                               ---------------------------------
                                 Name:    Stephen R. Lippy
                                 Title:   Member

                             WARREN OTOLOGIC PROFIT
                              SHARING TRUST


                             By    /s/ Stephen R. Lippy
                               ---------------------------------
                                 Name:    Stephen R. Lippy
                                 Title:   Asst. Sec.


                               ---------------------------------
                               Steven P. Bird


                             COMDISCO, INC.


                             By
                               ---------------------------------
                                 Name:
                                 Title:


                             -----------------------------------
                             Kevin J. McQuillan

                             HLM PARTNERS, L.P.


                             By
                               ---------------------------------
                                 Name:
                                 Title:

                             PHARMA/wHEALTH FUND


                             By    /s/ Samuel D. Isaly
                               ---------------------------------
                                 Name:  Samuel D. Isaly
                                 Title: Portfolio Manager


                             -----------------------------------
                             Mary M. Raiser


                             -----------------------------------
                             James Finnerty

                             ROBERT W. AND LAURIE KITTS


                             By
                               ---------------------------------
                                 Robert W. Kitts


                             By
                               ---------------------------------
                                 Laurie Kitts

                             LANDMARK SECONDARY PARTNERS,
                             L.P.


                             By
                               ---------------------------------
                                 Name:
                                 Title:

                             GENSTAR INVESTMENT LLC


                             By
                               ---------------------------------
                                 Name:
                                 Title:

                             QUANTUM INDUSTRIAL PARTNERS LDC


                             By    /s/ Michael C. Neuss
                               ---------------------------------
                                 Name:  Michael C. Neuss
                                 Title: Attorney-in-Fact